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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 27, 2003


                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                         0-21052                        35-1828377
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     (State or other jurisdiction of      (Commission File Number)   (IRS Employer Identification No.)
              incorporation)

555 Theodore Fremd Avenue, Rye, New York                                            10580
------------------------------------------------------ ----------------------------------------------------
(Address of principal executive offices)                                          (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400


                   ------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5. Other Events

         On October 1, 2003, the Company entered into an Amended and Restated Employment Agreement with each of Martin E. Franklin, as Chairman and Chief Executive Officer of the Company, and Ian G.H. Ashken, as Vice Chairman, Chief Financial Officer and Secretary of the Company. Copies of the Amended and Restated Employment Agreements are attached to this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Amended and Restated Employment Agreements and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete texts of the Amended and Restated Employment Agreements.

         On October 2, 2003, the Company entered into amendments to several Restricted Stock Award Agreements between the Company and each of Martin E. Franklin, Ian G.H. Ashken and James E. Lillie. Copies of the amendments are attached to this report as Exhibits 10.3 through 10.7, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the amendments to the several Restricted Stock Award Agreements and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete texts of the amendments.


Item     7. Financial Statements and Exhibits

         (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit  Description
-------  -----------

10.1 Amended and Restated Employment Agreement, dated as of October 1, 2003, between Jarden Corporation and Martin E. Franklin.

10.2 Amended and Restated Employment Agreement, dated as of October 1, 2003, between Jarden Corporation and Ian G.H. Ashken.

10.3 Amendment No. 5, dated as of October 2, 2003, to the Restricted Stock Award Agreement, dated January 2, 2003, between Jarden Corporation and Martin E. Franklin.

10.4 Amendment No. 5, dated as of October 2, 2003, to the Restricted Stock Award Agreement, dated January 2, 2003, between Jarden Corporation and Ian G.H. Ashken.

10.5 Amendment No. 2, dated as of October 2, 2003, to the Restricted Stock Award Agreement, dated May 8, 2003, between Jarden Corporation and Martin E. Franklin.

10.6 Amendment No. 2, dated as of October 2, 2003, to the Restricted Stock Award Agreement, dated May 8, 2003, between Jarden Corporation and Ian G.H. Ashken.

10.7 Amendment No. 2, dated as of October 2, 2003, to the Restricted Stock Award Agreement, dated August 4, 2003, between Jarden Corporation and James E. Lillie.

99.1     Press Release of Jarden Corporation, dated October 27, 2003



Item 12.  Disclosure of Results of Operations and Financial Condition.

         On October 27, 2003, we issued a press release announcing our 2003 third quarter earnings. A copy of our press release announcing the above is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 27, 2003

                                          JARDEN CORPORATION


                                      By: /s/ Desiree DeStefano
                                          ------------------------------
                                          Name:  Desiree DeStefano
                                          Title: Senior Vice President